Supplement dated February 21, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2022, for Great-West Smart Track Advisor Variable Annuity contracts issued by
Empower Life & Annuity Insurance Company of New York
Variable Annuity-2 Series Account

Supplement dated February 21, 2023, to the Prospectus dated May 1, 2019, for Great-West Smart Track II – 5 Year Variable Annuity, Great-West Smart Track II Variable Annuity, and Great-West Smart Track Variable Annuity contracts issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity-2 Series Account

 This Supplement amends certain information in your variable annuity contract Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Trustees of the Putnam Variable Trust approved a plan to liquidate the Putnam VT Multi-Asset Absolute Return Fund (the “Fund”) upon the recommendation by Putnam Investment Management, LLC, the Fund’s investment adviser. It is anticipated that the liquidation will take place on or about April 21, 2023 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “Putnam VT Multi-Asset Absolute Return Fund Sub-Account”) that invests in the Fund will also be liquidated.

Contract Value on the Date of Liquidation.  If you have Annuity Account Value allocated to the Putnam VT Multi-Asset Absolute Return Fund Sub-Account as of 3:00 P.M. Central Time on April 21, 2023, Protective Life Insurance Company (“Protective”) will automatically transfer that Annuity Account Value to the Empower Government Money Market Fund (the “Money Market Subaccount”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 PM Central Time on April 20, 2023, premium and Annuity Account Value may no longer be allocated or transferred into the Putnam VT Multi-Asset Absolute Return Fund Sub-Account. Any request we receive at or after 3:00 P.M. Central Time on April 20, 2023, for the allocation of premium or Annuity Account Value to the Putnam VT Multi-Asset Absolute Return Fund Sub-Account will result in an allocation of such premium or Annuity Account Value to the Money Market Subaccount.

Transfer Rights.  Under your Contract, you are permitted to transfer Annuity Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

Currently, we do not impose a transfer fee and do not impose a limit on the number of transfers among Sub-Accounts that may be made in a calendar year. As a result, you may transfer from the Putnam VT Multi-Asset Absolute Return Fund Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date.  We will also not impose any transfer fee on any transfer from the Money Market Subaccount after the Liquidation Date nor will we count any transfer out of the Money Market Subaccount after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the Contract, including the Empower Government Money Market Fund, please call us at 877-723-8723.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Annuity Account Value from the Putnam VT Multi-Asset Absolute Return Fund Sub-Account, and/or the Money Market Sub-Account to other available Sub-Accounts by calling us at 877-723-8723 or through the Internet at www.variableannuities.greatwest.com.

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